Exhibit 99.1

Lexaria Bioscience Announces Issuance of U.S. Patent for Cannabinoid Infused Edibles

Kelowna, BC - October 26, 2016 - Lexaria Bioscience Corp. (OTCQB:LXRP) (CSE:LXX) (the “Company” or “Lexaria”) is pleased to announce the U.S. Patent and Trademark Office (“USPTO”) has issued U.S. Patent No. 9,474,725, Cannabinoid Infused Food and Beverage Compositions and Methods of Use Thereof, pertaining to Lexaria’s method of improving bioavailability and taste of certain cannabinoid lipophilic active agents in food products.

This is Lexaria’s first patent granted or awarded by the USPTO, and protects the Company’s intellectual property related to infusion of cannabinoid compounds in edible products, which is the primary focus of the Company’s business.

This patent has been issued following the Notice of Allowance the Company received from the USPTO announced on July 12, 2016, and includes a set of claims that describe the Company’s method of combining a fatty acid compound with any non-psychoactive cannabinoid for improved bioavailability and taste performance in both food and beverage formats. This patent issuance has a priority date of June 10, 2014, a publish date of October 27, 2016, and protects the Company’s technology for twenty years.

This issued patent is only the first in a series of applications by the Company: Lexaria also has two continuation applications filed with the USPTO under this issued patent which seek allowance of the Company’s remaining patent claims originally filed thereunder that are still under pursuit. These claims pertain to additional active agents such as psychoactive cannabinoids (e.g., Tetrahydrocannabinol or THC), fat soluble vitamins, non-steroidal anti-inflammatory drugs (NSAIDs) and nicotine.

“We are extremely pleased to have received our first patent protecting our proprietary technology,” said Chris Bunka, CEO of Lexaria. “I expect our intellectual property portfolio to continue to expand.”

“The rapid issuance of this patent is a significant advancement for our Company,” added John Docherty, President of Lexaria. “It increases our confidence in obtaining issuance of further claim sets under our remaining patents-pending, now that we understand the requirements for successful patent issuance. It strengthens our ability to negotiate our pending and future technology out-licensing agreements, now that our intellectual property is clearly staked.”

Lexaria has seven other patent applications pending in the U.S. and internationally and believes it is well positioned for allowance of these additional patent claim sets. The Company has significantly expanded its scientific database proving its technology since the original applications were filed, and is preparing to submit this information to patent examiners. Current patent-pending applications expand the breadth and variety of dosage formats and carrier molecules the Company’s technology can empower. The Company is in the process of filing specific international patent applications within the next 60 days.

As previously announced Lexaria has already completed two definitive agreements and has also entered two Letters of Intent for out-licensing of the Company’s technology. This patent issuance strengthens the Company’s positioning in these deals, and accelerates the potential for additional future technology out-licensing deals.

About Lexaria
Lexaria Bioscience Corp. is a food biosciences company with a proprietary technology for improved delivery of bioactive compounds. The Company’s lipophilic enhancement technology has been shown to enhance the bioavailability of orally ingested cannabinoids, while also masking taste. This technology promotes healthy ingestion methods, lower overall dosing and higher effectiveness in active molecule delivery. The Company’s technology is patent-protected for cannabidiol (CBD) and all other non-psychoactive cannabinoids, and patent-pending for Tetrahydrocannabinol (THC), other psychoactive cannabinoids, non-steroidal anti-inflammatory drugs (NSAIDs), nicotine and other molecules.
www.lexariabioscience.com

FOR FURTHER INFORMATION PLEASE CONTACT:

Lexaria Bioscience Corp.
Chris Bunka
Chairman & CEO
(250) 765-6424

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements, including but not limited to: any revenue or license fee payments that may be realized from license agreements, the introduction of any product lines that are derived from license agreements, that license arrangements may be entered into with other companies or partners, that the Company’s technology enables higher rates of absorption of certain molecules such as vitamins and cannabinoids while simultaneously masking and at times even eliminating inherent strong flavors and/or odors typical of those molecules, or that the technology will function in a similar manner if tested with THC, nicotine, or any of the other molecules named in our patent applications. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. Access to capital, or lack thereof, is a major risk and there is no assurance that the Company will be able to raise required working capital. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition, the patent application and approval process and other factors which may be identified from time to time in the Company's public announcements and filings. There is no assurance that any license agreement, hemp oil sector, or alternative health businesses will provide any benefit to Lexaria, or that the Company will experience any growth through participation in these sectors or as a result of the granted patent. There is no assurance that existing capital is sufficient for the Company's needs or that it will be able to raise additional capital. There is no assurance that Lexaria will successfully complete any other contemplated or existing technology license agreements, nor that Lexaria’s technology will deliver any improvement in taste or bioavailability with any reliability nor across any product category. There is no assurance that any planned corporate activity, business venture, or initiative will be pursued, or if pursued, will be successful. There is no assurance that any hemp oil or cannabinoid-based product will promote, assist, or maintain any beneficial human health conditions whatsoever, nor that any patent application in the USA or any other nation or under any treaty will result in the award of an actual patent; nor that an award of any actual patent will protect against challenges from unknown third parties. There is no assurance that any new definitive agreement will be reached to license the Company’s technology to any third party in return for compensation. There is no assurance that any of Lexaria’s postulated uses, benefits, or advantages for the patented and patent-pending technology will in fact be realized in any manner or in any part. No statement herein has been evaluated by the Food and Drug Administration (FDA). Lexaria Energy Foods and ViPovaTM products are not intended to diagnose, treat, cure or prevent any disease.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.